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                                                                  EXHIBIT 10.04

                              CONSULTING CONTRACT


THIS AGREEMENT IS MADE AND ENTERED IN TO ON THIS 3 DAY OF JULY, 1998 BY AND BETWEEN FIBR-PLAST CORPORATION ( FIBR-PLAST) AND JOE FRANCELLA WHEREAS FIBR-PLAST DESIRES CERTAIN SERVICES AND WORK KNOWLEDGE WHICH THE CONSULTANT IS CAPABLE OF GIVING, AND WHEREAS THE CONSULTANT IS DESIROUS OF GRANTING HIS SERVICES TO FIBR-PLAST, THE FOLLOWING AGREEMENT IS MADE:

FIBR-PLAST AGREES TO HIRE CONSULTANT FOR A PERIOD OF TWO YEARS COMMENCING ON THE ABOVE DATE. FIBR-PLAST AGREES TO PAY CONSULTANT A FEE OF $2500.00 PER MONTH PLUS CONSULTANTS REASONABLE EXPENSES.

CONSULTANT AGREES THAT HE WILL CONSULT WITH FIBR-PLAST ON A CONTINUING BASIS DURING THE PERIOD OF TIME ABOVE SPECIFIED AND WILL NOT SERVE AS A CONSULTANT TO ANY COMPETITORS, OR MANUFACTURERS OF SIMILAR PRODUCTS OR DESIGNS, AND WILL BE AVAILABLE TO FIBR-PLAST ON A CONTINUING "ON CALL" BASIS.

THIS AGREEMENT CAN BE CHANGED ONLY IN WRITING WITH THE AGREEMENT OF BOTH
PARTIES.



ACCEPTED AND AGREED TO                          ACCEPTED AND AGREED TO


/s/ Tom Watson                                  /s/ Joseph Francella
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FIBR-PLAST CORPORATION                          CONSULTANT